UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

LIMITLESS X HOLDINGS INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Limitless X Holdings Inc.

9454 Wilshire Blvd. #300

Beverly Hills, CA 90212

(855) 413-7030

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Dear Stockholders of Limitless X Holdings Inc.:

This Notice and accompanying Information Statement is being furnished to the holders of common stock, par value $0.0001 per share, of Limitless X Holdings Inc., a Delaware corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (collectively, the “Corporate Actions”) by the unanimous written consent of the Board of Directors of the Company (the “Board”) and by written consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company in lieu of a special meeting of stockholders:

1.	The approval of the Amended and Restated Certificate of Incorporation to amend the authorized shares as follows:

-	300,000,000 shares of common stock, par value $0.0001; and

-	30,000,000 shares of preferred stock, par value $0.0001, 500,000 shares of which are designated as Class A Preferred Stock.

2.	The approval to grant to our Board the discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State to effect a reverse stock split of our outstanding common stock by a ratio of one new share for every ten existing shares of common stock (1:10) at any time before December 31, 2022, as determined by the Board (the “Reverse Stock Split”);

3.	The approval of the adoption of the Limitless X Holdings Inc. 2022 Incentive and Nonstatutory Stock Option Plan (the “2022 Stock Incentive Plan”);

4.	The approval of the adoption of the Limitless X Holdings Inc. 2022 Restricted Stock Plan (the “2022 Restricted Stock Plan”); and

5.	The approval to apply for a new stock symbol.

On August 9, 2022, the Board unanimously adopted resolutions approving the Corporate Actions.

The purpose of this Information Statement is to notify our stockholders that on August 9, 2022, the majority stockholder (the “Majority Stockholder”), executed a written consent in lieu of a special meeting of stockholders, a copy of which is attached hereto as Exhibit A (the “Majority Stockholder Written Consent”), approving the Corporate Actions. The Majority Stockholder Written Consent constitutes the stockholder approval required for the Corporate Actions under Delaware law and the Company’s Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions, and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our common stock of record at the close of business on [Record Date] (the “Record Date”), are entitled to notice of the Majority Stockholder Written Consent. The Majority Stockholder also serves as the Company’s Chief Executive Officer and Chairman of the Board.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to our stockholders.

This notice and the accompanying Information Statement are being mailed to the holders of our securities as of the Record Date on or about [Mailing Date]. This Notice and the accompanying Information Statement shall constitute notice to you of the action by Majority Stockholder Written Consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

Dated: August 9, 2022	/s/ Jaspreet Mathur
Jaspreet Mathur
Chief Executive Officer and Chairman of the Board

LIMITLESS X HOLDINGS INC.

i

Limitless X Holdings Inc.

9454 Wilshire Blvd. #300

Beverly Hills, CA 90212

(855) 413-7030

INFORMATION STATEMENT

August 9, 2022

General Information

This Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of the common stock, par value $0.0001 per share, of Limitless X Holdings, Inc., a Delaware corporation (the “Company”) as of the close of business on [Record Date], to notify such stockholders that on August 9, 2022, the Company received a written consent in lieu of a special meeting of stockholders, a copy of which is attached hereto as Exhibit A (the “Majority Stockholder Written Consent”) from Jaspreet Mathur, the holder of a majority of our voting stock (the “Majority Stockholder”), approving of the following corporate actions (the “Corporate Actions”):

1.	The approval of the Amended and Restated Certificate of Incorporation to amend the authorized shares as follows:
-	300,000,000 shares of common stock, par value $0.0001; and
-	30,000,000 shares of preferred stock, par value $0.0001, 500,000 shares of which are designated as Class A Preferred Stock.

2.	The approval to grant to our Board the discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State to effect a reverse stock split of our outstanding common stock by a ratio of one new share for every ten existing shares of common stock (1:10) at any time before December 31, 2022, as determined by the Board (the “Reverse Stock Split”);

3.	The approval of the adoption of the Limitless X Holdings Inc. 2022 Incentive and Nonstatutory Stock Option Plan (the “2022 Stock Option Plan”);

4.	The approval of the adoption of the Limitless X Holdings Inc. 2022 Restricted Stock Plan (the “2022 Restricted Stock Plan”); and

5.	The approval to apply for a new stock symbol.

Mr. Mathur, the Majority Stockholder, also serves as the Company’s Chief Executive Officer and Chairman of the Board.

On August 9, 2022, the Company’s Board approved the Corporate Actions, subject to stockholder approval. The Majority Stockholder Written Consent that we received constitutes the only stockholder approval required for the Corporate Actions under Delaware law, the Company’s Certificate of Incorporation, and the Company’s Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our common stock of record at the close of business on [Record Date] (the “Record Date”), are entitled to notice of the stockholder action by written consent.

In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 calendar days after we mail the Definitive Information Statement to our stockholders.

FORWARD-LOOKING STATEMENTS. This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 18, 2022, as well as the risk factors set forth in our Form 8-K filed with the SEC on May 26, 2022.

About ThIS Information Statement

What is the purpose of this Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s stockholders as of the close of business on the Record Date of the Corporate Actions taken by Mr. Mathur, our Majority Stockholder.

Mr. Mathur owns 72,265,000 shares of common stock (representing approximately 67% of the outstanding shares of common stock) and 500,000 shares of our Class A Preferred Stock (representing 100% of the outstanding shares of Class A Preferred Stock). The designation of our Class A Preferred Stock provides that the class as a whole shall at all times have a number of votes equal to 60% of all the issued and outstanding shares of common stock of the Company. Therefore, Mr. Mathur’s holdings represents approximately 84% of the voting power of our issued and outstanding shares of voting stock.

Who is entitled to receive this Information Statement?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the stockholders. As of the close of business on the Record Date, the Majority Stockholder held the authority to cast votes in excess of 50% of the Company’s outstanding voting power and has voted in favor of the Corporate Actions. Under Delaware law, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock instead of a stockholders’ meeting.

What constitutes the voting shares of the Company?

The voting power entitled to vote on the Corporate Actions consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of the Record Date, the Company’s voting securities for the Corporate Actions consisted of 108,776,787 shares of common stock and 500,000 shares of Class A Preferred Stock. Each share of outstanding common stock is entitled to one vote on matters submitted for stockholder vote. The Class A Preferred Stock votes together with the Company’s other voting capital stock and is entitled to 60% of the votes on all matters submitted for stockholder approval.

What corporate matters did the Majority Stockholder vote for, and how did they vote?

Mr. Mathur, the Company’s Chief Executive Officer and Chairman of the Board, and the holder of a majority of our outstanding voting securities, has voted in favor of the following Corporate Actions:

1.	The approval of the Amended and Restated Certificate of Incorporation to amend the authorized shares as follows:

-	300,000,000 shares of common stock, par value $0.0001; and

-	30,000,000 shares of preferred stock, par value $0.0001, 500,000 shares of which are designated as Class A Preferred Stock.

2.	The approval to grant to our Board the discretionary authority, without further stockholder approval, to file a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State to effect a reverse stock split of our outstanding common stock by a ratio of one new share for every ten existing shares of common stock (1:10) at any time before December 31, 2022, as determined by the Board (the “Reverse Stock Split”);

3.	The approval of the adoption of the Limitless X Holdings Inc. 2022 Incentive and Nonstatutory Stock Option Plan (the “2022 Stock Option Plan”);

4.	The approval of the adoption of the Limitless X Holdings Inc. 2022 Restricted Stock Plan (the “2022 Restricted Stock Plan”); and

5.	The approval to apply for a new stock symbol.

What vote is required to approve the Corporate Actions?

No further vote is required for approval of the Corporate Actions.

Outstanding Voting Securities

As of the Record Date, there were 108,776,787 shares of common stock issued and outstanding, 500,000 shares of Class A Preferred Convertible Stock (“Class A Preferred Stock”) issued and outstanding, and no shares of Class B Preferred Convertible Stock (“Class B Preferred Stock”) issued and outstanding. Therefore, as of the Record Date, our issued and outstanding voting securities for the Corporate Actions consisted of shares of common stock and Class A Preferred Stock.

The rights of the Class A Preferred Stock are set forth in the Certificate of Designations which became effective on February 5, 2020. The holders of our Class A Preferred Stock vote together as a single class with the holders of our common stock, with the holders of Class A Preferred Stock being entitled to 60% of the total votes on all matters regardless of the actual number of shares of Class A Preferred Stock then outstanding, and the holders of common stock being entitled to their proportional share of the remaining 40% of the total votes based on their respective voting power.

As such, the written consent of a majority of the outstanding shares of common stock and the outstanding shares of Class A Preferred Stock, voting together as a single class, was necessary to authorize the Corporate Actions described herein.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of our voting stock as of the Record Date by:

●	each person who is known by us to beneficially own more than 5% of our voting stock;

●	each of our officers and directors; and

●	all of our officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC. Generally, it means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options, warrants, and other securities convertible or exercisable into shares of common stock, provided that such securities are currently exercisable or convertible or exercisable or convertible within 60 days of the date hereof. Each director or officer, as the case may be, has furnished us with information with respect to their beneficial ownership. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their securities.

Name and Address (1)	Office	Shares Owned	Percent of Class (2)
Class A Preferred Stock

Jaspreet Mathur	Chief Executive Officer and Chairman	500,000	100%

Common Stock

Jaspreet Mathur	Chief Executive Officer and Chairman	72,265,000	66.43%

Bharat Raj Mathur	Director	3,880,000	3.57%

Kenneth Haller	President and Director	3,880,000	3.57%

Amanda Saccomanno	Director	2,910,000	2.68%

Benjamin Chung	Chief Financial Officer	970,000	*

Rob Cucher	VP of Legal Affairs	485,000	*

Danielle Young	Chief Operating Officer	-	-

Dov Konetz	Director	-	-

All executive officers and directors		84,390,000	77.58%

* less than 1%

(1)	The mailing address of each of the officers and directors as set forth above is c/o Limitless X Holdings Inc., 9454 Wilshire Blvd. #300, Beverly Hills, CA 90212.

(2)	As of the Record Date, there were 108,776,787 shares of our common stock issued and outstanding, 500,000 shares of our Class A Preferred Stock issued and outstanding, and no shares of our Series B Preferred Stock issued and outstanding.

Corporate Action 1: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General

On August 9, 2022, the Company’s Board adopted resolutions to amend and restate the Company’s Certificate of Incorporation, as described below. The Majority Stockholder approved the form of the Amended and Restated Certificate of Incorporation, attached hereto as Appendix A, by written consent on August 9, 2022 in lieu of a meeting of stockholders permitted under Delaware law and the Company’s Bylaws.

Current Authorized and Issued Stock

We are currently authorized by our Certificate of Incorporation to issue 205,000,0000 shares, consisting of 200,000,000 shares of common stock, $0.0001 par value per share and 5,000,000 shares of preferred stock, $0.0001 par value per share. There are two classes of preferred stock that are designated, 5,000,000 designated as Class A Preferred Stock and 5,000,000 designated as Class B Preferred Stock.

Currently, we have 108,776,787 shares of common stock issued and outstanding; 500,000 shares of Class A Preferred Stock issued and outstanding; and no shares of Class B Preferred Stock issued and outstanding.

Amendments to our Authorized Stock

Our Board believes it is in our best interests and the interests of our stockholders to amend the authorized stock and its designations as follows:

Common Stock

We are increasing our number of shares of authorized common stock from 200,000,000 to 300,000,000.

Class A Preferred Stock

The previous Certificate of Amendment misstated the titling of our Class A Preferred Stock as “Series A Preferred Stock” and we are clarifying that it is titled as “Class A Preferred Stock.” There will be no other change to the designation of rights, privileges, preferences, and restrictions of the Class A Preferred Stock.

Class B Preferred Stock

There have been no shares of Class B Preferred Stock issued. We are rescinding the Class B Preferred Stock.

Preferred Stock

We are increasing our authorized shares of preferred stock from 5,000,000 to 30,000,000. As 500,000 of the shares of preferred stock will remain designated as Class A Preferred Stock, 29,500,000 shares of preferred stock will be available for designation of the rights, privileges, preferences, and prohibitions of any future class of preferred stock by our Board at its discretion at a later date. This “blank check” preferred stock will permit our Board to designate shares of our preferred stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any designation or issuance of any preferred stock.

Effective Date of the Amended and Restated Articles of Incorporation

The Effective Date of the Amended and Restated Certificate of Incorporation will be 5:00 pm Eastern Time on the date the Amended and Restated Certificate of Incorporation is recorded by the Delaware Secretary of State in accordance with Section 103 of the DGCL, which is anticipated to be prior to September 30, 2022, but in no case with the Effective Date be earlier than 20 calendar days after the date this Information Statement is first mailed to stockholders.

Corporate Action 2: REVERSE STOCK SPLIT

General

On August 9, 2022, the Company’s Board adopted resolutions to effect a Reverse Stock Split of the Company’s issued and outstanding shares of common stock, as described below. The Majority Stockholder approved the Reverse Stock Split by written consent on August 9, 2022 in lieu of a meeting of stockholders permitted under Delaware law and the Company’s Bylaws.

Approval of the Corporate Action permits the Company to effect a Reverse Stock Split of our issued and outstanding shares of common stock by a ratio of one new share for every ten existing shares of common stock (1:10). In determining the ratio of the Reverse Stock Split, our Board of Directors considered, among other things, factors such as:

●	the initial listing requirements of various stock exchanges;

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock issued and outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock; and

●	prevailing general market and economic conditions.

Reason for the Reverse Stock Split

Our Board believes that, among other reasons, the number of outstanding shares of our common stock and low trading price of our common stock have contributed to a lack of significant interest in the Company from institutional and other investors and has made it difficult for the Company to attract new investors and conduct equity financings on attractive terms. Our Board believes that it is necessary and prudent for the Company to amend our Certificate of Incorporation to effectuate the Reverse Stock Split because it would reduce the number of outstanding shares of our common stock to a level more consistent with other public companies with similar market capitalization.

Additionally, a Reverse Stock Split should have the effect of raising the minimum bid price of our common stock on the OTCQB market, such as required to list on the NASDAQ Capital Market or the NYSE American Stock Exchange. In the future, we hope to list our common stock on one of these stock exchanges as soon as we are eligible to do so following the consummation of the Reverse Stock Split, a potential future public capital raise, and satisfaction of other listing requirements and conditions. The NASDAQ Capital Market and the NYSE American both have a minimum bid price requirement for new applicants of $4.00 per share.

However, the effect of the Reverse Stock Split, if any, upon the stock price for our common stock cannot be predicted, and the history of similar stock split combinations for companies like us is varied. We cannot assure you that the stock price of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of common stock outstanding as a result of the Reverse Stock Split because, among other things, the stock price of our common stock may be based on our performance and other factors as well, nor that we will be able to list our shares of common stock on either the NASDAQ Capital Market or NYSE American stock exchange.

Corporate Action 3: ADOPTION OF 2022 STOCK OPTION PLAN

As of August 9, 2022, the Board adopted the 2022 Incentive and Nonstatutory Stock Option Plan (the “2022 Stock Option Plan”).

SUMMARY OF THE 2022 STOCK OPTION PLAN

The following is a summary of the material features of the 2022 Stock Option Plan and is qualified in its entirety by reference to the full text of the 2022 Stock Option Plan, which is attached hereto as Appendix B and is incorporated herein by reference. Capitalized terms used in this summary and not otherwise defined shall have the meaning set forth in the 2022 Stock Option Plan. Any stockholder who wishes to obtain a copy of the actual 2022 Stock Option Plan should refer to the section of this Information Statement entitled “Incorporation by Reference.”

Purpose of the Plan

The 2022 Stock Option Plan is intended to further our growth and financial success by providing additional incentives to selected employees, directors, and consultants to us and our subsidiaries so that such employees, directors, and consultants may acquire or increase their ownership in us. Stock options granted under the 2022 Stock Option Plan may be either Incentive Stock Options or Nonstatutory Options.

Stock Subject to the Plan

There is reserved for issuance upon the exercise of options granted under the 2022 Stock Option Plan an aggregate of 25,000,000 shares of common stock. If any options granted expire or terminate without being exercised, the shares covered thereby will be added back to the shares reserved for issuance. The 2022 Stock Option Plan contains certain adjustment provisions relating to stock dividends, stock splits, and the like.

Administration of the Plan

The 2022 Stock Option Plan will be administered by the Board of Directors. The Board will have the full power to grant options, to determine the persons eligible to receive such options, and to determine the amount, type, and terms and conditions of each such option.

Eligibility

The persons eligible to receive stock options shall be employees, directors, or consultants of us or any of our Affiliates. The term consultant shall mean any person who is engaged by us to render services and is compensated for such services. Incentive Stock Options may only be issued to our employees. Nonstatutory Options may be granted to directors or consultants who are not our employees.

Option Price

If an Option is granted to a 10% Holder, the Option Price will not be less than 110% of the fair market value of the common stock at the date the Option is granted.

Incentive Stock Options granted to a person who is not a 10% Holder will have an Option price of no less than 100% of the fair market value of the common stock at the date the Option is granted.

Nonstatutory Stock Options granted to a person who is not a 10% Holder will have an Option price as determined by the Board at the date the Option is granted.

Our Board will determine fair market value; provided however, that if there is a public market for our common stock, the fair market value per share shall be the average of the bid and asked prices on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

The Option Price is to be paid at the discretion of the Board, at either the time of grant or at the time of exercise (i) in cash or by check, (ii) by delivery of other common stock, provided such tendered stock was not acquired directly or indirectly from us, or, if acquired from us, has been held by the Optionee for more than six months, (iii) by a cashless exercise through a brother’s transaction on the market; (iv) by a net issuance of common stock; or (v) such other form of legal consideration permitted by federal and state law as may be acceptable to the Board.

Term and Exercise of Options

Any Option granted to a 10% Holder shall become exercisable over a period of no longer than five years. Any Option otherwise granted to an employee shall become exercisable over a period of no longer than ten years. In no event shall any Option be exercisable after the expiration of ten years from the date it is granted.

Early Termination of Options

If an Optionee’s status as an employee, director, or consultant shall terminate for any reason, then the Optionee shall have the right to exercise any vested Options, in whole or in part, for three months after such termination.

If an Optionee dies while employed or engaged as a director or consultant by us or an Affiliate, the portion of such Optionee’s Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Optionee could have exercised the Option as of the date of Optionee’s death.

Amendments to the Plan

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the 2022 Stock Option Plan or revise or amend it. The Board must obtain Stockholder approval for any 2022 Stock Option Plan revision that would (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under the 2022 Stock Option Plan.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax aspects of the grant and exercise of options, and the disposition of shares of common stock purchased pursuant to the exercise of options, under the 2022 Stock Option Plan. The summary reflects the current provisions of the Code and the regulations thereunder, is not intended to be exhaustive and does not describe state or local tax consequences.

Under the Code, we will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Optionees recognize pursuant to awards. For Optionees, the expected tax consequences of awards are as follows:

Incentive Stock Options

An Optionee will not recognize income upon the grant of an incentive stock option. There are generally no tax consequences to the Optionee upon exercise of an incentive stock option (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of common stock are not disposed of within two years from the date the incentive stock option was granted or within one year after the incentive stock option was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the Optionee recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the incentive stock option and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Nonstatutory Stock Options

A nonstatutory stock option is taxed when it is granted if the shares underlying the option have a “readily ascertainable fair market value” at the time of the grant.

An option that is actively traded on an established market at the time of the grant has a readily ascertainable fair market value and will be taxed as soon as it is granted.

An option that is not actively traded on an established market has a readily ascertainable fair market value only if all of the following conditions are met: (1) the option is transferable; (2) the option must be exercisable immediately and in full when it is granted; (3) there can be no condition or restriction on the option that would have a significant effect on its fair market value; and (4) the fair market value of the option privilege must be readily ascertainable.

Options without readily ascertainable fair market value. If the shares underlying the nonstatutory stock option do not have a readily ascertainable fair market value, the grant of the option is not a taxable event. The exercise of the option to purchase the optioned stock triggers taxation. The optionholder recognizes ordinary income in the amount of the value of the stock purchased, minus any amounts paid for the stock or the option. The gain or loss recognized when the holder sells the stock is capital in nature.

Options with readily ascertainable fair market value. If the shares underlying a nonstatutory stock option are actively traded or have a readily ascertainable fair market value, the optionholder must recognize ordinary income in the amount of the fair market value of such shares in the year the option is granted even if the optionholder does not exercise the option. The optionholder is not taxed again, however, when he or she exercises the option and acquires the stock. He or she is taxed again when the stock is sold (capital gain or loss).

Term of the Plan

The 2022 Stock Option Plan will terminate on the tenth anniversary of its Effective Date and no Options may be granted under the 2022 Stock Option Plan after that date.

Current Issuance

As of the Record Date, there were no stock options issued under the 2022 Stock Option Plan.

Corporate Action 4: ADOPTION OF 2022 RESTRICTED STOCK PLAN

As of August 9, 2022 the Board adopted the 2022 Restricted Stock Plan (the “2022 Restricted Stock Plan”).

SUMMARY OF THE 2022 RESTRICTED STOCK PLAN

The following is a summary of the material features of the 2022 Restricted Stock Plan and is qualified in its entirety by reference to the full text of the 2022 Restricted Stock Plan, which is attached hereto as Appendix C and is incorporated herein by reference. Capitalized terms used in this summary and not otherwise defined have the meaning set forth in the 2022 Restricted Stock Plan.

Purpose of the 2022 Restricted Stock Plan

The 2022 Restricted Stock Plan is intended to provide incentives to attract, retain, motivate, and reward officers, directors, and key employees of us or any of our Affiliates (“Participants”), by providing them opportunities to acquire shares of common stock of the Company.

Stock Subject to the Plan

The aggregate number of shares of common stock that may be subject to Awards granted under the 2022 Restricted Stock Plan is 25,000,000 shares of common stock. If any shares of common stock are forfeited, retained by the Company as payment of tax withholding obligations with respect to an Award, or surrendered to the Company to satisfy tax withholding obligations, such shares of common stock will be added back to the shares available for Awards. The 2022 Restricted Stock Plan contains certain adjustment provisions relating to stock dividends, stock splits, and the like.

Administration of the 2022 Restricted Stock Plan

The 2022 Restricted Stock Plan will be administered by the Board. The Board will have the full power and authority to grant Awards to the persons eligible to receive such Awards and to determine the amount, type, terms, and conditions of each such Award.

Eligibility

Participants consist of such officers, directors, and key employees of us or any of our Affiliates as the Board , in its sole discretion, determines to be significantly responsible for our success and future growth and profitability and whom the Board may designate from time to time to receive Awards under the 2022 Restricted Stock Plan.

Types of Awards

Stock Awards and Performance Awards may, as determined by the Board, in its discretion, constitute Performance-Based Awards.

Stock Awards

The Board is authorized to grant Stock Awards and will, in its sole discretion, determine the recipients and the number of shares of common stock underlying each Stock Award. Each Stock Award will be subject to such terms and conditions consistent with the 2022 Restricted Stock Plan as determined by the Board and as set forth in an Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares and our right to reacquire such shares for no consideration upon termination of the Participant’s employment or membership on the Board, as applicable, within specified periods.

Performance Awards

The Board is authorized to grant Performance Awards and will, in its sole discretion, determine the recipients and the number of shares of common stock that may be subject to each Performance Award. Each Performance Award will be subject to such terms and conditions consistent with the 2022 Restricted Stock Plan as determined by the Board and as set forth in an Award agreement. The Board will set performance targets at its discretion which, depending on the extent to which they are met, will determine the number of Performance Awards that will be paid out to the Participants and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

The Board has the authority to adjust performance targets. The Board also has the authority to permit a Participant to elect to defer the receipt of any Performance Award, subject to the 2022 Restricted Stock Plan.

Performance-Based Awards

Certain Stock Awards and Performance Awards granted under the 2022 Restricted Stock Plan and the compensation attributable to such Awards are intended to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code.

The Board determines whether Stock Awards and Performance Awards granted under the 2022 Restricted Stock Plan qualify as Performance-Based Awards. The Board will establish in writing the performance goals, the vesting period, the performance targets, and any other terms and conditions of the Award in its sole discretion.

Vesting

Awards granted to Participants under the 2022 Restricted Stock Plan may be subject to a graded vesting schedule with a minimum vesting period of two years, unless otherwise determined by the Committee.

If there is a Change in Control of the Company, all unvested Awards granted under the 2022 Restricted Stock Plan will become fully vested immediately upon the occurrence of the Change in Control and such vested Awards will be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations.

Subject to the discretion of the Board, if a Participant’s employment or membership on the Board is terminated due to death or Disability, then all unvested and/or unearned Awards will be forfeited as of such date.

Section 409A of the Code

Awards under the 2022 Restricted Stock Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, we will not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

Transferability

Each Award granted under the 2022 Restricted Stock Plan will not be transferable otherwise than by a will or the laws of descent and distribution or as otherwise decided by the Board.

Fair Market Value

For purposes of the Plan, “Fair Market Value” means, as of any given date, the closing price of a share of common stock on the OTCQB or such other public trading market on which shares of common stock are listed or quoted on that date.

Withholding

All payments or distributions of Awards made pursuant to the 2022 Restricted Stock Plan will be net of any amounts required to be withheld pursuant to applicable federal, state, and local tax withholding requirements.

Amendments

The Board may amend the 2022 Restricted Stock Plan from time to time or suspend or terminate it at any time. However, no amendment will be made, without approval of our Stockholders to (i) increase the total number of shares which may be issued under the 2022 Restricted Stock Plan; (ii) modify the requirements as to eligibility for Awards under the 2022 Restricted Stock Plan; or (iii) otherwise materially amend the Plan.

Term of the 2022 Restricted Stock Plan

The 2022 Restricted Stock Plan will terminate on the tenth anniversary of its Effective Date.

Current Issuance

As of the Record Date, there have been no awards issued under the 2022 Restricted Stock Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Based solely on our review of the SEC’s EDGAR database, all of the officers and directors of the Company were delinquent with their Form 3 filings. However, as of the date of this Information Statement, all Form 3s have been filed with the SEC.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No specific awards have been issued either under the 2022 Stock Option Plan or the 2022 Restricted Stock Plan. It is intended that awards under both plans will be issued to officers and directors and other service providers, as determined in the discretion of the Board.

Corporate Action 5: APPROVAL TO APPLY FOR NEW STOCK SYMBOL

As of August 9, 2022, the Board adopted resolutions to effect a change to the Company’s current stock symbol “BLAB” as further described below. The Majority Stockholder approved the proposed symbol change by written consent on August 9, 2022.

Approval of this Corporate Action permits the Company to apply to have its stock symbol changed from “BLAB” to another symbol, subject to availability of a stock symbol and approval by the applicable regulatory agencies.

In connection with our name change from Bio Lab Naturals, Inc. to Limitless X Holdings Inc. that was approved by our Stockholders on June 6, 2022 and filed with the Secretary of State of Delaware on June 8, 2022, the Board believes that it is in the best interest of the Company to amend our stock symbol to coincide with the name change and to improve the name recognition of the Company in relation to our business plan.

We have applied for the following symbols in order of preference:

1.	VYBE

2.	FUEL

3.	LMTX

We have not yet received approval for any of these trading symbols and may have to apply for other symbols if any of the above symbols are not granted to us.

ADDITIONAL INFORMATION and incorporation by reference

The Company is subject to the Exchange Act’s reporting requirements, and in accordance therewith files reports, proxy statements, and other information, including annual quarterly and current reports on Forms 10-K, 10-Q, and 8-K with the SEC. Our reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a website on the Internet at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC through EDGAR (Electronic Data Gathering, Analysis, and Retrieval).

The SEC allows us to incorporate by reference the information we file with it, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC. You should read the information incorporated by reference because it is an important part of this Information Statement, as well as our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 18, 2022 and our Form 8-K as filed with the SEC on May 26, 2022.

Copies of all documents we file with the SEC, including reports which are incorporated by reference in this Information Statement (not including the exhibits to such information, unless such exhibits are specifically incorporated by reference), will be provided without charge to each stockholder as of the Record Date upon written or oral request. Requests should be directed to Limitless X Holdings, Inc., 9454 Wilshire Blvd. #300, Beverly Hills, CA 90212.

You may also obtain copies of these filings, at no cost, by accessing the SEC’s website at www.sec.gov.

DISSENTER’S RIGHTS OF APPRAISAL

The stockholders have no right to dissent on any of the Corporation Actions under Delaware Law, the Company’s Certificate of Incorporation, or Bylaws.

EFFECTIVE DATES OF CORPORATE ACTIONS

Under Rule 14c-2 under the Exchange Act, the Corporate Actions shall not be effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above actions. Your consent to the above actions is not required and is not being solicited. This Information Statement is intended to provide our stockholders with the information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

On behalf of the Board of Directors of
LIMITLESS X HOLDINGS INC.

Date: August 9, 2022	By:	/s/ Jaspreet Mathur
Jaspreet Mathur
Chief Executive Officer and Chairman of the Board

EXHIBIT A

MAJORITY STOCKHOLDER WRITTEN CONSENT

IN LIEU OF A SPECIAL MEETING

MAJORITY WRITTEN CONSENT
OF THE STOCKHOLDERS OF

LIMITLESS X HOLDINGS INC.,

a Delaware corporation

IN LIEU OF SPECIAL MEETING

The undersigned stockholder (the “Stockholder”), constituting the majority of the stockholders of Limitless X Holdings Inc., a Delaware corporation (the “Company”), acting pursuant to the authority of the Delaware Revised Statutes and the bylaws of the Company, and with the understanding that the execution of this consent is in lieu of holding a special stockholders’ meeting, does hereby adopt the following resolutions:

APPROVAL OF MINUTES

RESOLVED, that the minutes of the prior meetings and written consents of the Stockholders of this Company, there being no objections, corrections, or modifications thereto offered, are hereby approved, and adopted.

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

WHEREAS, the Stockholder has determined that it is in the best interest of the Company to amend and restate the Certificate of Incorporation to authorize:

(i)	300,000,000 shares of common stock, par value $0.0001; and
(ii)	30,000,000 shares of preferred stock, par value $0.0001, 500,000 shares of which are designated as Class A Preferred Stock.

RESOLVED, that the Stockholder hereby approves and authorizes the Amended and Restated Certificate of Incorporation.

RESOLVED, that any officer of the Company be, and each of them hereby is authorized to execute the Amended and Restated Certificate of Incorporation and to perform any actions and execute any and all other documents required to carry out these resolutions.

APPROVAL OF REVERSE STOCK SPLIT

WHEREAS, the directors of the Company approved a resolution, declaring said resolution to be advisable, calling for the submission of the following resolution to be approved by the Stockholder:

RESOLVED, that the directors be authorized to effect a reverse split of the Company’s outstanding shares of common stock, by a ratio of one for ten (the “Reverse Split”) at any time before December 31, 2022, as determined by the directors; provided however, that the Reverse Split shall not affect the authorized number of shares; and

RESOLVED, that any officer of the Company be, and each of them hereby is, authorized and directed to execute and deliver on behalf and in the name of the Company a Certificate of Amendment to the Articles of Incorporation and all such other supporting or related documents and instruments and to make any such filings with the appropriate governmental agencies and exchanges, and incur any cost or expense in connection therewith as may be determined by any such officer to be reasonably necessary to accomplish the purposes of this resolution.

ADOPTION OF STOCK OPTION PLAN

WHEREAS, the undersigned Stockholder has deemed it to be in the best interests of the Company to adopt a stock option plan (the “Stock Option Plan”) for its employees, directors, and consultants with 25,000,000 shares of common stock of the Company authorized to be granted pursuant to the Stock Option Plan; and

WHEREAS, the undersigned Stockholder has designed, directed the drafting of, reviewed, and approved, the Stock Option Plan.

RESOLVED, that, the Stock Option Plan is approved and authorized by the Company effective as of the date hereof and shall hereinafter be known as the “LIMITLESS X HOLDINGS INC. 2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN.”

APPROVAL OF RESTRICTED STOCK PLAN

WHEREAS, the Stockholder of the Company has deemed it to be in the best interests of the Company to adopt a Restricted Stock Plan (the “Restricted Stock Plan”) for its directors, executive officers, and key employees with 25,000,000 shares of Common Stock of the Company authorized to be granted under the Restricted Stock Plan; and

WHEREAS, the Stockholder has designed, directed the drafting of, reviewed, and approved, the Restricted Stock Plan.

RESOLVED, that, the Restricted Stock Plan is ratified, approved, and authorized by the Company and shall hereinafter be known as the “LIMITLESS X HOLDINGS INC. 2022 RESTRICTED STOCK PLAN;” and

RESOLVED, that each of the officers of the Company is authorized, empowered, and directed, in the name and on behalf of the Company, to execute and deliver all such further documents, certificates and instruments, and to take all such further actions as such officer shall deem necessary or proper or convenient or desirable in order fully to effectuate the purposes and intent of the foregoing resolution(s) and each of them.

APPROVAL OF APPLICATION FOR NEW STOCK SYMBOL

WHEREAS, the Stockholder of the Company has deemed it to be in the best interests of the Company to apply for a new stock symbol to coincide with the Company’s name change and to improve the name recognition of the Company in relation to its business plan.

RESOLVED, that the Directors be authorized to apply for a new stock symbol at their discretion, subject to the availability of such stock symbol and approval by applicable regulatory agencies; and

RESOLVED, that the Company is hereby authorized to apply for a new stock symbol according to the following list of preferences, subject to availability of such symbol and approval by the applicable regulatory agencies:

1.	VYBE
2.	FUEL
3.	LMTX

RATIFICATION OF ACTIONS

RESOLVED, that all actions taken by the officers and directors of the Company since the last meeting of the Stockholders be, and they hereby are, ratified, approved, and confirmed in all respects; except those acts which are violations of law, public policy or the fiduciary duty existing between said persons and the Company.

IN WITNESS WHEREOF, the undersigned Stockholder has executed this Unanimous Written Consent of the Stockholders as of August 9, 2022.

MAJORITY STOCKHOLDER:	NUMBER OF SHARES
	HELD:

	Common Stock:
/s/ Jaspreet Mathur	72,265,000	(66.43%)
By: Jaspreet Mathur
	Class A Preferred Stock:
	500,000	(100%)

APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

APPENDIX A-1

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LIMITLESS X HOLDINGS INC.

Limitless X Holdings Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

1.	The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on August 26, 2010.

2.	Certificate of Designation for Series A Preferred Stock was filed with the Secretary of State of Delaware on August 31, 2010.

3.	Certificate of Amendment to Certificate of Incorporation to authorize a reverse split of Common Stock was filed with the Secretary of State of Delaware on October 1, 2010.

4.	Certificate of Designation for Series AA Preferred Stock was filed with the Secretary of State of Delaware on May 3, 2012.

5.	Certificate of Amendment to Certificate of Incorporation to change name from Bio Lab Naturals, Inc. to Vyta Corp. was filed with the Secretary of State of Delaware on April 18, 2013.

6.	Certificate of Correction was filed with the Secretary of State of Delaware on March 27, 2015 to null and void the Certificate of Amendment filed on April 18, 2013.

7.	Certificate of Amendment to Certificate of Incorporation to change name from Bio Lab Naturals, Inc. to SetNET Global, Inc. was filed with the Secretary of State of Delaware on April 1, 2015.

8.	Certificate of Amendment to Certificate of Incorporation to change name from SetNET Global, Inc. to Bio Lab Naturals, Inc. was filed with the Secretary of State of Delaware on July 16, 2019.

9.	Certificate of Amendment to Certificate of Incorporation to rescind all previously filed Certificates of Designations (including the Series A Preferred Stock and Series AA Preferred Stock) was filed with the Secretary of State of Delaware on February 3, 2020.

10.	Certificate of Designation for Class A Preferred Convertible Stock was filed with the Secretary of State of Delaware on February 5, 2020.

11.	Certificate of Designation for Class B Preferred Convertible Stock was filed with the Secretary of State of Delaware on February 5, 2020.

12.	Amended Certificate of Designation for Series A Preferred Stock was filed with the Secretary of State of Delaware on May 17, 2022.

APPENDIX A-2

13.	Certificate of Amendment to Certificate of Incorporation to change name from Bio Lab Naturals, Inc. to Limitless X Holdings Inc. was filed with the Secretary of State of Delaware on June 8, 2022.

14.	This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation by written consent without a meeting, in accordance with Sections 141(f), 242, and 245 of the DGCL and by the stockholders of the Corporation by written consent in lieu of a meeting thereof in accordance with Sections 228, 242, and 245 of the DGCL, to rescind all Certificates of Designations filed prior to the date hereof, and amend and supersede the Certificate of Incorporation and its amendments.

15.	The Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

NAME

The name of the corporation is Limitless X Holdings Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The address of the registered office of this Corporation in the State of Delaware is 1209 Orange Street, Suite 600, One Commerce Center, Wilmington, Delaware, 19801, County of New Castle. The name of its registered agent at such address is Agents and Corporations, Inc.

ARTICLE III

CORPORATE PURPOSE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

AUTHORIZED STOCK

The total number of shares which the Corporation is authorized to issue is 330,000,000, consisting of 300,000,000 shares of common stock, $0.0001 par value (“Common Stock”), and 30,000,000 shares of preferred stock, $0.0001 par value (“Preferred Stock), with 500,000 shares of Preferred Stock designated as Class A Convertible Preferred Stock with the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereon set forth in Article V hereof.

Any Certificates of Designation filed prior to the date of this Amended and Restated Certificate of Incorporation are hereby rescinded.

APPENDIX A-3

The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Articles of Incorporation of the Corporation, as determined from time to time by the board of directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The board of directors shall have the authority to fix and determine and to amend, subject to the provisions hereof, the rights and preferences of the shares of any series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any series, the board of directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding.

Upon the close of business on the effective date of this Amended and Restated Certificate of Incorporation, each ten shares of the Corporation’s Common Stock, $0.0001 par value, issued and outstanding immediately prior to the effective date shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined into one share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the Reverse Split, and any fraction thereof shall be rounded up to the nearest whole share. Each certificate that immediately prior to the effective date represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been reclassified and combined. The Reverse Split shall not affect the number of shares of authorized stock.

ARTICLE V

DESIGNATION OF CLASS A PREFERRED CONVERTIBLE STOCK

Section 1. Designation and Amount.  The shares of the Class of Preferred Convertible Stock hereby and herein created shall have a par value of $0.0001 per share and shall be designated as Class A Preferred Convertible Stock (the “Class A Preferred Convertible Stock”) and the number of shares constituting the Class A Preferred Convertible Stock shall be 500,000. The Class A Preferred Convertible Stock shall have a deemed purchase price and value of $0.004 U.S. per share.

Section 2. Rank.  The Class A Preferred Convertible Stock shall rank: (i) senior to any other class or series of outstanding Preferred Shares or Classes of capital stock of the Company; (ii) prior to all of the Company’s Common Stock, (“Common Stock”); and (iii) prior to any other class or series of capital stock of the Company hereafter created (“Junior Securities”); and in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as “Distributions”).

APPENDIX A-4

Section 3. Dividends.  The Class A Preferred Convertible Stock shall bear no dividends, except that in the event dividends are declared for Common Stock, the same rate of dividend per share shall be due and payable to the Class A Preferred shareholders on the same terms.

Section 4. Liquidation/Merger Preference.

(a) So long as a majority of the shares of Class A Preferred Convertible Stock are outstanding, the Company will not, without the written consent of the holders of at least 51% of the Company’s outstanding Class A Preferred Convertible Stock, either directly or by amendment, merger, consolidation, or otherwise:

(i) liquidate, dissolve or wind-up the affairs of the Company, or effect any Liquidation Event (as defined below); (ii) amend, alter, or repeal any provision of the Certificate of Incorporation or Bylaws in a manner adverse to the Class A Preferred Convertible Stock (iii) create or authorize the creation of, or issue any other security convertible into or exercisable for, any equity security, having rights, preferences or privileges senior to the Class A Preferred Convertible Stock, or (iv) purchase or redeem or pay any dividend on any capital stock prior to the Class A Preferred Convertible Stock, other than stock repurchased from former employees or consultants in connection with the cessation of their employment/services. A “Liquidation Event” shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of the Company’s assets; (B) the consummation of the merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold more than 50% of the voting or economic power of the outstanding capital stock of the Company (or the surviving or acquiring entity); (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (other than an underwriter of the Company’s securities), of the Company’s securities if, after such closing, such Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) would own more than 50% of voting or economic power of the outstanding capital stock of the Company (or the surviving or acquiring entity); or (D) a liquidation, dissolution or winding up of the Company; provided that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in the same proportions by the persons who held the Company’s securities immediately prior to such transaction.

(b) In the event of any Liquidation Event. either voluntary or involuntary, the holders of shares of Class A Preferred Convertible Stock (each a “Holder” and collectively the “Holders”) shall be entitled to receive, prior in preference to any distribution to other Junior Securities, an amount per share equal to $1.00 plus any allocable and due dividends per share.

(c) Upon the completion of the distribution required by subsection 4(b), above, if assets remain in the Company, they shall be distributed to holders of Junior Securities in accordance with the Company’s Certificate of Incorporation including any duly adopted Certificate(s) of Designation.

(d) In the event of any Liquidation Event, the proceeds shall first be paid to any holders of Junior Securities. The balance of any proceeds shall be distributed to holders of Common Stock and to the Class A Preferred Convertible Stock shareholders on an as converted basis.

APPENDIX A-5

Section 5. Conversion of Preferred Shares to Common.  The Holders of the Class A Preferred Convertible Stock may convert, or be converted, to shares of Common Stock as follows:

(a) Conversion Option. Upon a Liquidation Event or a general license, or at the option of the Holder, in his sole discretion, any Holder of Class A Preferred Convertible Stock shall be entitled at the office of the Company or any transfer agent for the Class A Preferred Convertible Stock designated by the Company to the Holder in writing (the “Transfer Agent”), to convert the shares of Class A Preferred Convertible Stock into Common Stock by electing, in writing, to convert the shares of Class A Preferred Stock then outstanding and held by the Holder into shares of Common Stock of the Company, on a one share of Class A Preferred Convertible Stock for two shares of Common Stock basis subject to adjustment set forth in (e) hereafter upon tender of the Notice of Conversion. In lieu of this conversion, the Company may redeem or repurchase the shares of Class A Preferred Convertible Stock for $1.00 per share.

(b) Mechanics of Conversion. In order to convert Class A Preferred Convertible Stock into shares of Common Stock under the conversion option specified in 5(a), the Holder shall (i) fax or deliver via electronic mail on the date of conversion (the “Conversion Date”), a copy of a fully executed notice of conversion (“Notice of Conversion”) to the Company at the office of the Company or the Transfer Agent stating that the Holder elects to convert Class A Preferred Convertible Stock into Common Stock, which Notice of Conversion shall specify the date of conversion, the number of shares of Class A Preferred Convertible Stock to be converted to shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (ii) once converted (but not otherwise unless specifically requested by the Company from time to time), surrender to a common courier for delivery to the office of the Company or the Transfer Agent, the original certificate(s) representing the Class A Preferred Convertible Stock being converted (the “Preferred Stock Certificates”), duly endorsed for transfer; unless the Holder notifies the Company or its Transfer Agent that such certificates have been lost, stolen, or destroyed (subject to the requirements of subparagraph (i) below). Upon receipt by the Company of a Notice of Conversion, Company shall immediately send, via facsimile or email, a confirmation of receipt of the Notice of Conversion, which shall specify that the Notice of Conversion has been received and the name and telephone number of a contact person at the Company whom the Holder should contact regarding information related to the Conversion.

(c) Administration.

(i) Lost or Stolen Certificates. Upon receipt by the Company of evidence of the loss, theft, destruction, or mutilation of any stock certificates representing shares of Class A Preferred Convertible Stock, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Company shall execute and deliver new stock certificate(s) of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen stock certificates if Holder contemporaneously requests the Company to convert such Class A Preferred Convertible Stock into Common Stock.

(ii) Delivery of Common Stock Upon Conversion. The Transfer Agent or the Company (as applicable) shall, no later than the close of business on the third business day (the “Deadline”) after receipt by the Company or the Transfer Agent of a Notice of Conversion and receipt by Company or the Transfer Agent from the Holder of all necessary documentation duly executed and in proper form required for conversion as stated in this Section 5, issue and surrender to a common courier for either overnight or (if delivery is outside the United States) two day delivery to the Holder at the address of the Holder as shown on the stock records of the Company a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid. In any event, delivery to each Holder of Common Stock upon a properly submitted conversion of Class A Preferred Convertible Stock shall be made within three business days after the Conversion Date. Without limiting a Holder’s other rights at law or in equity, should delivery be later than three business days after the Conversion Date, the Holder shall have the right to either (1) rescind the conversion by facsimile notice to the Company; (2) by giving a new Notice of Conversion, adjust the conversion price and the amount of dividends accrued and unpaid, in which case the Company shall process the conversion as if the latter notice were the original notice; or (3) accept the late delivery. The Holders shall also be entitled to the equitable remedy of specific performance to enforce the delivery requirements upon conversion of Class A Preferred Convertible Stock.

APPENDIX A-6

(iii) No Fractional Shares. If any conversion of the Class A Preferred Convertible Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded up to the nearest whole share.

(iv) Date of Conversion. The date on which conversion occurs (the “Conversion Date”) shall be deemed to be the date set forth in such Notice of Conversion, provided that the advance copy of the Notice of Conversion is received by the Company before 11:59 p.m., Pacific Time, on the Conversion Date. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the Holder or Holders of such shares of Common Stock on the Conversion Date.

(d) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available or make provision to increase, reserve, and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Class A Preferred Convertible Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Class A Preferred Convertible Stock into Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class A Preferred Convertible Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e) Adjustment to Conversion Rate.

(i) The conversion price will be subject to adjustments for stock dividends, splits, combinations, and similar events and to a Performance Adjustment as specified below.

(ii) If prior to the conversion of all Class A Preferred Convertible Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity or there is a sale of all or substantially all the Company’s assets, then the Holders of Class A Preferred Convertible Stock shall thereafter have the right to receive upon conversion of Class A Preferred Convertible Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets (“New Assets’’) which the Holder would have been entitled to receive in such transaction had the Class A Preferred Convertible Stock been convertible into New Assets from the date hereof, at the market price of such New Assets on the date of conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders of the Class A Preferred Convertible Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the conversion price and of the number of shares of Common Stock issuable or New Assets deliverable upon conversion of the Class A Preferred Convertible Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

(iii) In the event of any Liquidation Event, the proceeds shall first be paid to any holders of Junior Securities. The balance of any proceeds shall be distributed to holders of Common Stock and to the Class A Preferred shareholders on an as converted basis.

(iv) If any adjustment under this Section 5(e) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded up to the nearest whole share.

APPENDIX A-7

Section 6. Voting Rights.

(a) The holders of the Class A Preferred Convertible Stock shall have the right to vote on any matter together with holders of Common Stock and may vote as required on any action which Delaware law provides may or must be approved by vote or consent of the holders of the specific classes of voting preferred shares and the holders of shares of Common Stock. The Holders of the Class A Preferred Convertible Stock shall have the right to vote on any matter with holders of Common Stock voting together as one class. The Holders of the Class A Preferred Convertible Stock shall have a number of votes equal to sixty 60% of all of the issued and outstanding shares of Common Stock of the Company.

(b) The Holders of the Class A Preferred Shares shall be entitled to the same notice of any Regular or Special Meeting of the Shareholders as may or shall be given to holders of any other classes of preferred shares and the holders of shares of Common Stock entitled to vote at such meetings. No corporate actions requiring majority shareholder approval or consent may be submitted to a vote of preferred and common shareholders which in any way precludes the Class A Preferred Convertible Stock from exercising its voting or consent rights as though it is or was a common shareholder.

 (c) For purposes of determining a quorum for any Regular or Special Meeting of the Shareholders, the Class A Preferred Shares shall be deemed as the equivalent of 60% of all issued and outstanding shares of the Company.

Section 7. Status of Converted Stock. In the event any shares of Class A Preferred Convertible Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled, and shall return to the status of authorized but unissued Preferred Stock of no designated class, and shall not be issuable by the Company as Class A Preferred Convertible Stock.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors shall have the power to adopt, amend, or repeal the bylaws of the Corporation, without any action on the part of the stockholders. The stockholders may adopt, amend, or repeal the bylaws of the Corporation only with the affirmative vote of the holders of not less than 60% of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this [__] day of August 2022.

LIMITLESS X HOLDINGS INC.

By:	Jaspreet Mathur
Its:	Chief Executive Officer

APPENDIX A-8

APPENDIX B

2022 STOCK OPTION PLAN

APPENDIX B-1

LIMITLESS X HOLDINGS INC.

2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

1. Purpose

This Incentive and Nonstatutory Stock Option Plan (the “Plan”) is intended to further the growth and financial success of Limitless X Holdings Inc., a Delaware corporation (the “Company”) by providing additional incentives to selected employees, directors, and consultants to the Company or parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”) (such parent corporations and subsidiary corporations hereinafter collectively referred to as “Affiliates”) so that such employees, directors, and consultants may acquire or increase their proprietary interest in the Company. Stock options granted under the Plan (hereinafter “Option(s)”) may be either “Incentive Stock Options,” as defined in Section 422A of the Code and any regulations promulgated under said Section, or “Nonstatutory Options” at the discretion of the Board of Directors of the Company (the “Board”) and as reflected in the respective written stock option agreements granted pursuant hereto.

2. Administration

The Plan shall be administered by the Board of the Company; provided however, that the Board may delegate such administration to a committee of not fewer than three members (the “Committee”), at least two of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Company under the Securities Act of 1933, as amended (the “Act”).

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422A of the Code or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to optionholders without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or of any Option shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

APPENDIX B-2

3. Eligibility

The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Company or any of its Affiliates (“Optionees”). The term consultant shall mean any person who is engaged by the Company to render services and is compensated for such services, and any director of the Company whether or not compensated for such services; provided that, if the Company registers any of its securities pursuant to the Act, the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Company.

(a) Incentive Stock Options. Incentive Stock Options may only be issued to employees of the Company or its Affiliates. Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an employee of the Company. Payment of a director fee shall not be sufficient to constitute employment by the Company. Any grant of option to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Act shall comply with the requirements of Rule 16b-3. An optionee may hold more than one Option.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all options granted to such employee under the Plan or any other stock option plan maintained by the Company or any Affiliate, with respect to shares of stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonstatutory Option.

(b) Nonstatutory Option. The provisions of the foregoing Section 3(a) shall not apply to any option designated as a “Nonstatutory Stock Option Agreement” or which sets forth the intention of the parties that the option be a Nonstatutory Option.

4. Stock

The stock subject to Options shall be the shares of the Company’s authorized but unissued or reacquired Common Stock (the “Stock”).

(a) Number of Shares. Subject to adjustment as provided in Section 5(h) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed 25,000,000 shares. If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

APPENDIX B-3

(b) Reservation of Shares. The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5. Terms and Conditions of Options

Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a) Number of Shares. Each Option shall state the number of shares to which it pertains.

(b) Option Price. Each Option shall state the Option Price, which shall be determined as follows:

(i) Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of value of all classes of stock of the Company, or of any Affiliate, (“10% Holder”) shall have an Option Price of no less than 110% of the fair market value of the common stock as of the date of grant;

(ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a 10% Holder shall have an Option price of no less than 100% of the fair market value of the common stock as of the date of grant; and

(iii) Nonstatutory Options granted to a person who at the time the Option is granted is not a 10% Holder shall have an Option Price determined by the Board as of the date of grant.

For the purposes of this Section 5(b), the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such stock, the fair market value per share shall be the average of the bid and asked prices on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

APPENDIX B-4

(c) Medium and Time of Payment. To the extent permissible by applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check, (ii) by delivery of other common stock of the Company, provided such tendered stock was not acquired directly or indirectly from the Company, or, if acquired from the Company, has been held by the Optionee for more than six months, or (iii) such other form of legal consideration permitted by federal and state law as may be acceptable to the Board.

(d) Term and Exercise of Options. Any Option granted to a 10% Holder shall become exercisable over a period of no longer than five years. Any Option otherwise granted to an Employee of the Company shall become exercisable over a period of no longer than ten years. In no event shall any Option be exercisable after the expiration of ten years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

(e) Termination of Status as Employee, Director, or Consultant. If Optionee’s status as an employee, director, or consultant shall terminate for any reason, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested Options, in whole or in part, at any time after such termination during the remaining term of the Option; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than 12 months in the event Optionee’s termination was caused by permanent disability within the meaning of Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment of an Optionee with or without cause.

(f) Death of Optionee. If an Optionee dies while employed or engaged as a director or consultant by the Company or an Affiliate, the portion of such Optionee’s Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Optionee could have exercised the Option as of the date of Optionee’s death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by Optionee.

(g) Nontransferability of Option. No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

APPENDIX B-5

(h) Recapitalization. Subject to any required action by the shareholders, the number of shares of common stock covered by each outstanding Option, and the price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

Subject to any required action by the shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity shall cause each outstanding Option to terminate on the effective date of such dissolution, liquidation, merger, or consolidation. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option, a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, but shall not be obligated to do so, the right for a period commencing 30 days prior to and ending immediately prior to such dissolution, liquidation, merger, or consolidation or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options, without regard to the installment provisions of Section 5(d) of this Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to substitute on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such dissolution, liquidation, merger, or consolidation.

In the event of a change in the common stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the common stock within the meaning of this Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided in this Section 5(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of common stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

APPENDIX B-6

(i) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the date of the exercise of the Option, including payment and execution of all documents required therefor (the “Exercise Date”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the Exercise Date, except as expressly provided in Section 5(h) hereof.

(j) Modification, Acceleration, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422A of the Code and state law.

Notwithstanding the foregoing provisions of this Section 5(j), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(k) Investment Intent. Unless and until the issuance and sale of the shares subject to the Plan are registered under the Act, each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the Option shall (A) give written assurances as to the knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (B) execute and deliver to the Company a letter of investment intent, all in such form and substance as the Company may require. If shares are issued upon exercise of an Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

(l) Exercise Before Exercise Date. At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Sections 5(e), 5(f), and 5(g) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m) Other Provisions. The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Act, the Securities Exchange Act of 1934, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed.

APPENDIX B-7

6. Availability of Information

During the term of the Plan and any additional period during which an Option granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than 120 days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished to the shareholders of the Company.

7. Effectiveness of Plan; Expiration

Subject to approval by the shareholders of the Company, this Plan shall be deemed effective as of the date it is adopted by the Board. The Plan shall expire on August 9, 2032, but such expiration shall not affect the validity of outstanding Options.

8. Amendment and Termination of the Plan

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under this Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Optionee thereunder. No Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

9. Indemnification of Board

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

APPENDIX B-8

10. Application of Funds

The proceeds received by the Company from the sale of common stock pursuant to the exercise of Options will be used for general corporate purposes.

11. No Obligation to Exercise Option

The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

12. Notices

All notice, requests, demands, and other communications pursuant to this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or at the time and date of transmission by e-mail if such transmission is between the hours of 9:00 a.m. and 5:00 p.m. Pacific time on a business day (“business hours”) and if not transmitted during business hours, at 9:00 a.m. Pacific time on the next business day following transmission.

13. Definition of “Days”

When used herein, the word “days” refers to calendar days and the phrase “business days” refers to all days other than Saturdays, Sundays, and legal holidays defined by the IRC, or, if not defined by the IRC, as defined by the State of California.

The foregoing Incentive and Nonstatutory Stock Option Plan was duly adopted and approved by the Board of Directors on August 9, 2022, and approved by the shareholders of the Company on August 9, 2022.

Jaspreet Mathur, CEO

APPENDIX B-9

LIMITLESS X HOLDINGS INC.

2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

NOTICE AND AGREEMENT

Unless otherwise defined herein, the terms defined in the Limitless X Holdings Inc. 2022 Incentive and Nonstatutory Stock Option Plan (the “Plan”) shall have the same defined meanings in this Incentive Stock Option Agreement (including all Exhibits hereto, the “Option Agreement”).

NOTICE OF INCENTIVE STOCK OPTION GRANT

Name of Optionee:

Address:

The undersigned Optionee has been granted an Option to purchase shares of Common Stock of the Company (the “Option”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price Per Share:

Total Number of Options Granted:

Total Exercise Price:

Term/Expiration Date:*

*Subject to earlier termination as set forth in the Option Agreement.

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

One thirty-sixth of the Shares subject to the Option shall vest each month on the same day of the month as the Vesting Commencement Date subject to Optionee continuing to be an employee through each such date.

Termination Period:

This Option shall be exercisable for three months after Optionee ceases to be an employee, unless such termination is due to Optionee’s death or permanent disability, in which case this Option shall be exercisable for 12 months after Optionee ceases to be an employee. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

APPENDIX B-10

LIMITLESS X HOLDINGS INC.

2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) is made and entered into as of the Date of Grant specified in the Notice of Incentive Stock Option Grant (the “Grant Notice”), by and between Limitless X Holdings Inc., a Delaware corporation (the “Company”), and the Optionee name in the Grant Notice, with reference to the following recitals of facts:

WHEREAS, the Board has authorized the granting to Optionee of an incentive stock option (“Option”) to purchase shares of Common Stock of the Company (the “Shares”) upon the terms and conditions hereinafter stated;

WHEREAS, the Board and stockholders of the Company have heretofore adopted a 2022 Incentive and Nonstatutory Stock Option Plan (the “Plan”), pursuant to which this Option is being granted; and

WHEREAS, it is the intention of the parties that this Option be an Incentive Stock Option (a “Qualified Stock Option”).

NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten years from the date hereof. This Option shall earlier terminate as set forth in Sections 4 and 5 hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

2. Vesting of Option. Subject to the provisions of Sections 4 and 5 hereof, this Option shall vest and become exercisable during the term of Optionee’s employment as set forth in the Grant Notice.

3. Exercise. In order to exercise this Option with respect to all or any part of the Shares for which this Option is at the time exercisable, Optionee must take the following actions:

(a) Execute and deliver to the Company a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A;

(b) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(i) Cash or check made payable to the Company;

(ii) Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at the time the Option is exercised, then the Exercise Price may also be paid as follows:

(1) In shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

APPENDIX B-11

(2) To the extent the Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (a) to a Company-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, State and local income and employment taxes required to be withheld by the Company by reason of such exercise; and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale (a “cashless exercise transaction”);

(iii) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option by payment of cash, the Optionee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

X = Y (A-B)

A

Where X = the number of shares of Common Stock to be issued to the Optionee

Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation)

A = the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation)

(c) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws;

(d) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, State, and local income and employment tax withholding requirements applicable to the Option exercise, if any; and

(e) If requested, execute and deliver to the Company a written statement as provided for in Section 10 hereof.

APPENDIX B-12

4. Termination of Employment. If Optionee shall cease to serve as an employee of the Company for any reason, whether voluntarily or involuntarily, Optionee shall have the right, during the remaining term of the Option, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment, and had not previously been exercised; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six months in the event Optionee’s termination was caused by permanent disability within the meaning of Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment.

Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Section 1 hereof.

5. Death of Optionee. If the Optionee shall die while an employee of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

6. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the Exercise Date and no adjustment will be made for dividends or other rights for which the record date is prior to the Exercise Date except as provided in Section 7 hereof.

7. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company.”

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing 30 days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Section 2; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

APPENDIX B-13

Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 2 shall continue to apply.

In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as heretofore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

8. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the Fair Market Value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

9. Modification, Extension and Renewal of Options. The Board may modify, extend, or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Section 9, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

APPENDIX B-14

10. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 4 and 5 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation (attached as Exhibit A) and agreement and shall not be required to furnish the Company with the foregoing written statement.

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee has either such experience and knowledge in investment, financial and business matters or has investments similar to the stock of the Company such that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

11. Notices. All notice, requests, demands, and other communications pursuant to this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or at the time and date of transmission by e-mail if such transmission is between the hours of 9:00 a.m. and 5:00 p.m. Pacific time on a business day (“business hours”) and if not transmitted during business hours, at 9:00 a.m. Pacific time on the next business day following transmission at the address last provided to the Company by Optionee for his or her employee records.

12. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed, and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

APPENDIX B-15

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant.

OPTIONEE	Limitless X Holdings Inc.,
a Delaware corporation

Signature	By:	Jaspreet Mathur
	Its:	CEO

Print Name

Address 1

Address 2

APPENDIX B-16

Appendix A

NOTICE OF EXERCISE

Limitless X Holdings Inc.

9454 Wilshire Blvd., Suite 300

Beverly Hills, CA 90212

(1) ☐ The undersigned hereby elects to purchase _______ shares of the Common Stock of Limitless X Holdings Inc. (the “Company”) pursuant to the terms of the attached Option and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase______ shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 3(b)(iii) of the attached Option, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name

Address

(3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Act”), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company stating that such registration is not required.

Date	Signature

Print name

APPENDIX B-17

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	LIMITLESS X HOLDINGS INC.

SECURITY:	COMMON STOCK

NO. OF SHARES:

DATE:

In connection with the above-listed Securities, the undersigned Optionee represents to the Company the following:

a. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

b. Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Act and have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this instance, Optionee understands that, in the view of the Securities and Exchange Commission (“SEC”), the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

c. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise shall be exempt from registration under the Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company; (2) the amount of Securities being sold during any three month period not exceeding specified limitations; (3) the resale being made in an unsolicited “broker’s transaction,” transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934); and (4) the timely filing of a Form 144, if applicable.

APPENDIX B-18

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in Sections (2), (3), and (4) of the paragraph immediately above.

d. Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any other such registration exemption shall be available in such event.

OPTIONEE

Signature	Date

Print Name

APPENDIX B-19

LIMITLESS X HOLDINGS INC.

2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

NOTICE AND AGREEMENT

Unless otherwise defined herein, the terms defined in the Limitless X Holdings Inc. 2022 Incentive and Nonstatutory Stock Option Plan (the “Plan”) shall have the same defined meanings in this Nonstatutory Stock Option Agreement (including all Exhibits hereto, the “Option Agreement”).

NOTICE OF NONSTATUTORY STOCK OPTION GRANT

Name of Optionee:

Address:

The undersigned Optionee has been granted an Option to purchase shares of Common Stock of the Company (the “Option”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price Per Share:

Total Number of Options Granted:

Total Exercise Price:

Term/Expiration Date:*

*Subject to earlier termination as set forth in the Option Agreement.

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

One hundred percent of the Shares subject to the Option shall vest immediately upon the granting of the Option.

Termination Period:

This Option shall be exercisable for three months after Optionee ceases to be an employee, director, or consultant or otherwise engaged by or with the Company, as the case may be, unless such termination is due to Optionee’s death which has no limit on the exercise period or Permanent Disability (as defined in Code Section 22(e)(3)) in which case this Option shall be exercisable for 12 months after Optionee ceases to be an Optionee. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

APPENDIX B-20

LIMITLESS X HOLDINGS INC.

2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (this “Agreement”) is made and entered into as of the Date of Grant specified in the Notice of Nonstatutory Stock Option Grant (the “Grant Notice”), by and between Limitless X Holdings Inc., a Delaware corporation (“Company”), and the Optionee named in the Grant Notice (referred to herein as the “Optionee”), with reference to the following recitals of facts:

WHEREAS, the Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of Common Stock of the Company (the “Shares”) upon the terms and conditions hereinafter stated;

WHEREAS, the Board and stockholders of the Company have heretofore adopted a 2022 Incentive and Nonstatutory Stock Option Plan (the “Plan”), pursuant to which this Option is being granted; and

WHEREAS, it is the intention of the parties that this Option be a Nonstatutory Stock Option.

NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Term of Option; Continuation of Employment or Engagement. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten years from the date hereof. This Option shall earlier terminate as set forth in Sections 4 and 5 hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee (if any) from the rate in existence at the date hereof.

2. Vesting of Option. Subject to the provisions of Sections 4 and 5 hereof, this Option shall vest and become exercisable during the term of Optionee’s employment or engagement as set forth in the Grant Notice.

3. Exercise. In order to exercise this Option with respect to all or any part of the Shares for which this Option is at the time exercisable, Optionee must take the following actions:

(a) Execute and deliver to the Company a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A;

(b) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(i) Cash or check made payable to the Company;

(ii) Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at the time the Option is exercised, then the Exercise Price may also be paid as follows:

(1) In shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

APPENDIX B-21

(2) To the extent the Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (a) to a Company-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, State and local income and employment taxes required to be withheld by the Company by reason of such exercise; and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale (a “cashless exercise transaction”);

(iii) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option by payment of cash, the Optionee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

X = Y (A-B)

A

Where	X = the number of shares of Common Stock to be issued to the Optionee

Y =	the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation)

A =	the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

(c) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws;

(d) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, State, and local income and employment tax withholding requirements applicable to the Option exercise, if any; and

(e) If requested, execute and deliver to the Company a written statement as provided for in Section 10 hereof.

APPENDIX B-22

4. Termination of Employment or Engagement. If Optionee shall cease to serve as an employee, director, or consultant of the Company for any reason, whether voluntarily or involuntarily, Optionee shall have the right, during the remaining term of the Option, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six months in the event Optionee’s termination was caused by permanent disability within the meaning of Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or engagement.

Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Section 1 hereof.

5. Death of Optionee. If the Optionee shall die while an employee, director, or consultant of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

6. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the Exercise Date and no adjustment will be made for dividends or other rights for which the record date is prior to the Exercise Date except as provided in Section 7 hereof.

7. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company.”

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing 30 days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Section 2; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 2 shall continue to apply.

APPENDIX B-23

In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as heretofore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

8. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the Fair Market Value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

9. Modification, Extension and Renewal of Options. The Board may modify, extend, or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Section 9, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

10. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 4 and 5 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation (attached as Exhibit A) and agreement and shall not be required to furnish the Company with the foregoing written statement.

APPENDIX B-24

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee has either such experience and knowledge in investment, financial and business matters or has investments similar to the stock of the Company such that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

11. Notices. All notice, requests, demands, and other communications pursuant to this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or at the time and date of transmission by e-mail if such transmission is between the hours of 9:00 a.m. and 5:00 p.m. Pacific time on a business day (“business hours”) and if not transmitted during business hours, at 9:00 a.m. Pacific time on the next business day following transmission at the address last provided to the Company by Optionee for his or her employee records.

12. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed, and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

APPENDIX B-25

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant.

OPTIONEE	Limitless X Holdings Inc.,
a Delaware corporation

Signature	By:	Jaspreet Mathur
	Its:	CEO

Print Name

Address 1

Address 2

APPENDIX B-26

Appendix A

NOTICE OF EXERCISE

Limitless X Holdings Inc.

9454 Wilshire Blvd., Suite 300

Beverly Hills, CA 90212

(1) ☐ The undersigned hereby elects to purchase _________ shares of the Common Stock of Limitless X Holdings Inc. (the “Company”) pursuant to the terms of the attached Option and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase __________shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 3(b)(iii) of the attached Option, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name

Address

(3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Act”), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company stating that such registration is not required.

Date	Signature

Print name

APPENDIX B-27

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	LIMITLESS X HOLDINGS INC.

SECURITY:	COMMON STOCK

NO. OF SHARES:

DATE:

In connection with the above-listed Securities, the undersigned Optionee represents to the Company the following:

a. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

b. Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Act and have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this instance, Optionee understands that, in the view of the Securities and Exchange Commission (“SEC”), the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

c. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise shall be exempt from registration under the Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company; (2) the amount of Securities being sold during any three month period not exceeding specified limitations; (3) the resale being made in an unsolicited “broker’s transaction,” transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934); and (4) the timely filing of a Form 144, if applicable.

APPENDIX B-28

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in Sections (2), (3), and (4) of the paragraph immediately above.

d. Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any other such registration exemption shall be available in such event.

OPTIONEE

Signature	Date

Print Name

APPENDIX B-29

APPENDIX C

2022 RESTRICTED STOCK PLAN

APPENDIX C-1

LIMITLESS X HOLDINGS INC.

2022 RESTRICTED STOCK PLAN

1.	Purpose

This Limitless X Holdings Inc. 2022 Restricted Stock Plan (this “Plan”) is intended to provide incentives which will attract, retain, motivate, and reward executive officers, non-employee directors, and other key employees of Limitless X Holdings Inc., a Delaware corporation (the “Company”) or any of its Affiliates, by providing them opportunities to acquire shares of the common stock, with a par value of $0.001 per share (“Common Stock”), of the Company. “Affiliate,” as used herein, shall mean any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% or more of the outstanding capital stock (determined by aggregate voting rights) or other voting interests. Furthermore, the Plan is intended to assist in further aligning the interests of the Company’s executive officers, non-employee directors, and other key employees with those of its shareholders. The Plan has been adopted and approved by the Board of Directors (the “Board”) of the Company and shall become effective as of the Effective Date, as defined below.

2.	Administration

(a) The Plan generally shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board or another committee appointed by the Board from among its members, subject to the rules of any stock exchange then listing the Common Stock. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as a (i) “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants, as defined below, and their legal representatives.

(b) No member of the Board, no member of the Committee, and no agent of the Committee who is an employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence, or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board, members of the Committee, and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence, or willful misconduct.

APPENDIX C-2

(c) The Committee has the authority to grant awards (the “Awards”) to the Participants. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the independent members of the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the agent of the Committee or the Board. The selection of members of the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 2(c) shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, except to the extent that the Board determines that such compliance is not necessary or desirable. The Committee may employ such legal or other counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant, or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant, or agent shall be paid by the Company or any of its Affiliates whose employees have benefited from the Plan, as determined by the Committee.

3.	Participants

Participants shall consist of such executive officers, non-employee directors, and other key employees (individually, “Participant” and collectively, “Participants”) of the Company or any of its Affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of Awards.

4.	Types of Awards and Vesting Restrictions

Stock Awards and Performance Awards may, as determined by the Committee, in its discretion, constitute Performance-Based Awards, as described in Section 8 below. Awards granted to Participants under the Plan may be subject to a graded vesting schedule with a minimum vesting period of two years, unless otherwise determined by the Committee. Awards shall be evidenced by Award agreements (which need not be identical) in the form attached hereto as Exhibit A or in such other form as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.	Common Stock Available Under the Plan

(a) Shares Available. The aggregate number of shares of Common Stock that may be subject to Awards granted under this Plan shall be 25,000,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 9 below.

APPENDIX C-3

(b) Shares Underlying Awards That Again Become Available. The following shares of Common Stock shall again become available for Awards: (1) any shares of Common Stock subject to an Award that are forfeited to the Company under Section 11(a), 11(b) or 11(c) of this Plan or under the provisions of the applicable Award agreement; (2) any shares of Common Stock subject to an Award that are retained by the Company as payment of the tax withholding obligations with respect to an Award; and (3) a number of shares of Common Stock equal to the number of previously owned shares of Common Stock surrendered to the Company to satisfy tax withholding obligations with respect to an Award.

6.	Stock Awards

The Committee is authorized to grant Stock Awards and shall, in its sole discretion, determine such Participants in the Plan who will receive Stock Awards and the number of shares of Common Stock underlying each Stock Award. Each Stock Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment or membership on the Board, as applicable, within specified periods. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Award and/or that the stock certificates or other evidence of such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Award agreement shall specify whether the Participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends or other distributions and to vote the shares.

7.	Performance Awards

(a) In General. The Committee is authorized to grant Performance Awards and shall, in its sole discretion, determine such Participants who will receive Performance Awards and the number of shares of Common Stock that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number of Performance Awards that will be paid out to the Participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

(b) Adjustment of Performance Targets. With respect to those Performance Awards that are not intended to qualify as Performance-Based Awards (as described below), the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.

(c) Payout. Payment of earned Performance Awards shall be made in shares of Common Stock and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. The Committee, in its sole discretion, may permit a Participant to elect to defer the receipt of any Performance Award based upon a performance period of at least 12 months, provided that the Participant performed services continuously from a date no later than the date upon which the performance criteria are established through a date no earlier than the date upon which the Participant makes such deferral election. An election to defer the receipt of a Performance Award must be made no later than the date that is six months before the end of the performance period, provided that in no event may an election to defer a Performance Award be made after such Performance Award has become both substantially certain to be paid and readily ascertainable. Notwithstanding the foregoing to the contrary, a Participant shall not be permitted to elect to defer the receipt of a Performance Award unless such election complies with Code Section 409A and Treasury Regulations, Rulings and Notices of Internal Revenue Service (“IRS”) issued thereunder.

APPENDIX C-4

8.	Performance-Based Awards

(a) In General. Certain Stock Awards and Performance Awards granted under the Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards may only qualify as Performance-Based Awards if at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder).

(b) Other Performance-Based Awards. Stock Awards and Performance Awards granted under the Plan should qualify as Performance-Based Awards if, as determined by the Committee, in its discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 8(c) below. With respect to such Awards intended to qualify as Performance-Based Awards:

i. the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed);

ii. no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

iii. after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

APPENDIX C-5

(c) Performance Measures. The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group, or corporate financial goals; return on shareholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of sales; inventory shrink; inventory turnover; employee turnover; sales, general, and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual, or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

9.	Adjustment Provisions

If there shall be any change in Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, and the Fair Market Value of Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or any of its Affiliates or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

10.	Change In Control

(a) Accelerated Vesting. Notwithstanding any other provision of this Plan, unless otherwise provided in the applicable Award agreement, if there is a Change in Control of the Company (as defined below), all unvested Awards granted under the Plan shall become fully vested immediately upon the occurrence of the Change in Control and such vested Awards shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations. The Committee shall have full discretion, notwithstanding anything herein or in an Award agreement to the contrary, with respect to an outstanding Award, upon the merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, to provide that the securities of another entity may be substituted hereunder for the shares of Common Stock and to make equitable adjustment with respect thereto.

APPENDIX C-6

(b) Definition. For purposes of this Section 10, (i) if there is an employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect (for the avoidance of doubt, any Change of Control Agreement between the Participant and the Company shall not be considered an employment agreement, offer letter, or director agreement for the purposes of this Plan), “Change in Control” shall have the same definition as the definition of “Change in Control” contained in such employment agreement, at will offer letter, or director agreement; or (ii) if “Change in Control” is not defined in or if there is no such employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect, “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

i. The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (i) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company, (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (d) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (ii) of this Section 10(b); or

ii. Consummation of a reorganization, merger, consolidation, or sale, or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

iii. Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

APPENDIX C-7

11.	Termination of Employment or Membership on the Board

(a) Membership on the Board. A non-employee director’s membership on the Board is considered “terminated” in the event of his or her (i) Removal; (ii) not being re-nominated for membership on the Board for the next succeeding period; (iii) being nominated for membership on the Board for the next succeeding period but not being reelected for membership on the Board for such period by the Company’s shareholders; or (iv) resignation from the Board, in any such case, prior to the actual vesting or lapse of any other forfeiture restrictions, as may be determined by the Committee, in its sole discretion. “Removal” for purposes of this provision shall mean the removal of a non-employee director from the Board, with or without cause, in accordance with the Company’s Certificate of Incorporation, bylaws, or the Delaware General Corporation Law.

(b) Death or Disability. Subject to any written agreement between the Participant and the Company or any of its Affiliates, if a Participant’s employment or membership on the Board is terminated due to death or Disability (as defined below):

i. all unvested Stock Awards held by the Participant on the date of the Participant’s termination of employment or membership on the Board due to death or the date of the termination of his or her employment or membership on the Board related to Disability, as the case may be, shall immediately be forfeited as of such date; and

ii. all unearned and/or unvested Performance Awards held by the Participant on the date of the Participant’s termination of employment due to death or the date of the termination of his or her employment related to Disability, as the case may be, shall be treated as follows:

A. Unearned and/or unvested Performance Awards with performance periods of greater than one year for which the Participant has completed a minimum of at least one year into a performance period shall immediately become earned or vested as of such date and shall be paid out and/or settled based on the Company’s and/or Participant’s performance immediately prior to the date of the Participant’s termination of employment or membership on the Board due to death or the date of the termination of his or her employment or membership on the Board related to Disability on a pro-rated basis; and

B. All other unearned and/or unvested Performance Awards shall immediately be forfeited by such Participant as of such date.

(c) Other Termination. Subject to any written agreement between the Participant and the Company or any of its Affiliates, if a Participant’s employment or membership on the Board is terminated for any reason, including without limitation, retirement, other than due to death or Disability, all unearned or unvested Awards held by the Participant on the date of the termination of his or her employment or membership on the Board shall immediately be forfeited by such Participant as of such date.

(d) Discretionary Accelerated Vesting. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, provide that any or all unvested Stock Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of the Participant’s employment or membership on the Board shall immediately become vested as of such date.

(e) Disability Definition. For the purposes of this Section 11, (i) if there is an employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect (for the avoidance of doubt, any Change of Control Agreement between the Participant and the Company shall not be considered an employment agreement, offer letter, or director agreement for the purposes of this Plan), “Disability” shall have the same definition as the definition of “Disability” contained in such employment agreement, at will offer letter, or director agreement; or (ii) if “Disability” is not defined in such employment agreement, at will offer letter, or director agreement or if there is no employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect, “Disability” shall mean the following, as may be further modified or supplemented by the Committee in its sole discretion: As a result of the Participant’s physical or mental illness, the Participant is absent from the Participant’s duties with the Company on a full-time basis for three consecutive months, and within 30 days after written Notice of Termination (as defined below) is given, the Participant does not return to the full-time performance of the Participant’s duties. For purposes of this Plan, a “Notice of Termination” shall mean a written notice from the Company which indicates that the Participant has been determined to have Disability within the definition of this Section 11(e) and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for such determination.

APPENDIX C-8

12.	Section 409A of the Code

(a) Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

(b) If any provision of the Plan or an Award agreement contravenes any regulations or Treasury guidance promulgated under Code Section 409A or could cause an Award to be subject to the interest and penalties under Code Section 409A, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Code Section 409A. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Code Section 409A to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder.

(c) Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Code Section 409A.

(d) Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Code Section 409A) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Code Section 409A.

13.	Transferability

Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an Award may permit the transferability of such Award by a Participant solely to members of the Participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.

14.	Other Provisions

Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines on the date of grant to be appropriate, including without limitation, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of the Award, for the acceleration of vesting of Awards, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment or membership on the Board, in addition to those specifically provided for under the Plan. The Committee shall have the authority to retract any Award granted under the Plan in case of a material restatement of the financial statements of the Company or if it is otherwise determined by the Committee that the previously granted Award was not earned by the Participant.

15.	Fair Market Value

For purposes of this Plan and any Awards granted hereunder, “Fair Market Value” shall mean, as of any given date, the closing price of a share of Common Stock on The Nasdaq Stock Market LLC or such other public trading market on which shares of Common Stock are listed or quoted on that date. If there is no regular public trading market for shares of Common Stock, the Fair Market Value of a share of Common Stock shall be determined by the Committee in good faith. In each case, the Fair Market Value shall be determined without regard to whether shares of Common Stock are restricted or represent a minority interest.

16.	Withholding

All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state, and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the Participant receiving such Common Stock to remit to it or to the Affiliate that employs such Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Affiliate employing the Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Affiliate, as the case may be, to the Participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

APPENDIX C-9

17.	Tenure

A Participant’s right, if any, to continue to serve the Company as an executive officer, non-employee director, other key employee, or otherwise shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

18.	Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

19.	No Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

20.	Duration

(a) Amendment and Termination. No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein. The Board or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 20 shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant’s consent, except as otherwise provided for in Section 9. No amendment of the Plan shall, without approval of the shareholders of the Company, (i) increase the total number of shares which may be issued under the Plan; (ii) modify the requirements as to eligibility for Awards under the Plan; or (iii) otherwise materially amend the Plan as provided in Nasdaq Marketplace Rules or the rules of another public trading market on which shares of Common Stock are then listed or quoted.

21.	Governing Law

THIS PLAN, AWARDS GRANTED HEREUNDER AND ACTIONS TAKEN IN CONNECTION HEREWITH SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (REGARDLESS OF THE LAW THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE DELAWARE PRINCIPLES OF CONFLICT OF LAWS).

22.	Severability

In case any provision of this Plan shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

23.	Effective Date; Termination; Days

(a) The Plan shall be effective as of the date on which the Plan is approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company (the “Effective Date”) and such approval of shareholders shall be a condition to the right of each Participant to receive Awards hereunder.

(b) This Plan shall terminate on the tenth anniversary of the Effective Date (unless sooner terminated by the Board).

(c) Any reference to the word “day” or “days” herein shall mean calendar day or calendar days, respectively, unless otherwise expressly provided.

The foregoing 2022 Restricted Stock Plan was duly adopted and approved by the Board of Directors of the Company on August 9, 2022.

LIMITLESS X HOLDINGS INC.

By: Jaspreet Mathur
Its: CEO

APPENDIX C-10

Exhibit A

RESTRICTED STOCK AGREEMENT

GRANTED TO:	[ ]
DATE OF GRANT:	[ ]
GRANTED PURSUANT TO:	Limitless X Holdings Inc. 2022 Restricted Stock Plan
NUMBER OF SHARES:	[ ]
VESTING SCHEDULE:	[ ]

1. Restricted Stock Agreement. This Restricted Stock Agreement (this “Agreement”) is made and entered into as of [   ] (the “Date of Grant”) between Limitless X Holdings Inc., a Delaware corporation (the “Company”), and [   ], as a participant (the “Participant”) in the Limitless X Holdings Inc. 2022 Restricted Stock Plan (the “Plan”), a copy of which is enclosed herewith. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Plan.

2. Grant of Restricted Stock. The Participant is granted [   ] shares of Common Stock of the Company (the “Restricted Stock”). The Restricted Stock is granted as provided for under the Plan and is subject to the terms and conditions set forth in the Plan and this Agreement. The Restricted Stock granted hereunder is a matter of separate inducement and is not in lieu of salary or other compensation for the services of a Participant to the Company or any of its Affiliates.

3. Vesting. This grant of Restricted Stock shall vest in accordance with the following schedule:

[The Committee may provide for any vesting schedule it deems appropriate, from immediate vesting to any daily, monthly or yearly vesting up to seven years and in combination with any or none of the performance measures permitted to be used under the Plan, either individually or in any combination and with or without acceleration. Sample vesting language as follows:

“Subject to the provisions of Section 8 of this Agreement, the Restricted Stock shall vest during the term of Participant’s employment in four equal annual installments of 25% of the shares of Restricted Stock covered by this Agreement, the first installment to be exercisable on the 12 month anniversary of the date of this Option (the “Initial Vesting Date”), with an additional 25% of such shares vesting on each of the three successive 12 month periods following the Initial Vesting Date.”]

4. Restrictions Prior to Vesting. The Restricted Stock granted hereunder shall be promptly issued and evidenced by a certificate or other document which may be electronic for such shares issued in the Participant’s name or by book entry at the Company’s option. The Participant shall have all of the rights of a shareholder with respect to the shares of Restricted Stock that are vested, including, but not limited to, the right to vote such shares and to receive all dividends and other distributions paid with respect to them; provided, however, that the shares shall be subject to the restrictions on transferability in Sections 6 and 7 below. Unless otherwise provided in this Section 4, the Company shall hold the certificate or other evidence of such shares until the date the restrictions on transferability are removed in accordance with Section 6 below. The Company may, in its sole discretion and at any time prior to the date the restrictions on transferability are removed in accordance with Sections 6 and 8 below, require (i) that the stock certificate or other evidence representing such shares shall be imprinted with a legend stating that the shares represented thereby are restricted shares subject to the terms and conditions of this Agreement and, as such, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Agreement, and/or (ii) that the Participant shall, upon receipt of the certificate or other evidence therefor, deposit such certificate or other evidence together with a stock power or other like instrument of transfer, appropriately endorsed in blank, with an escrow agent designated by the Company, which may be the Company, its outside counsel, or its transfer agent under a deposit agreement containing such terms and conditions as the Company shall approve, with the expenses of such escrow to be borne by the Company.

APPENDIX C-11

5. Adjustment Provisions. If under Section 9 of the Plan the Participant, as the owner of the shares of the Restricted Stock, shall be entitled to new, additional, or different shares of stock or securities, (i) the Company may require that the certificate or certificates for, or other evidences of, such new, additional, or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, shall be imprinted with a legend as provided in Section 4 above, be deposited by the Participant under the deposit agreement provided for therein, and (ii) such certificate or certificates for, or other evidences of, such new, additional, or different shares or securities shall be subject to the restrictions on transferability as provided in Sections 6 and 7 below.

6. Removal of Transfer Restrictions. The shares of the Restricted Stock shall be subject to restrictions on transferability. Subject to Section 8 below, such restrictions shall be removed from such shares according to the vesting schedule set forth above. Notwithstanding anything contained in this Agreement to the contrary, if there is a Change in Control of the Company, all unvested shares of Restricted Stock granted under this Agreement shall become fully vested immediately upon the occurrence of the Change in Control and such vested shares of Restricted Stock shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations.

7. No Transfer. During the period when the Restricted Stock is subject to the restrictions on transferability, none of the shares of the Restricted Stock subject to such restrictions shall be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except by will or the laws of descent and distribution. Any attempt by the Participant to dispose of any shares of the Restricted Stock in any such manner shall result in the immediate forfeiture of such shares.

8.	Termination of Employment or Membership on the Board.

a.   Death or Disability. If the Participant’s employment or membership on the Board, as applicable, is terminated due to death or Disability all unvested shares of Restricted Stock held by the Participant on the date of the Participant’s termination of employment or membership on the Board due to death or the date of the termination of his or her employment related to Disability, as the case may be, shall immediately be forfeited as of such date.

b. Other Termination. If a Participant’s employment or membership on the Board, as applicable, is terminated for any reason, including, without limitation, retirement, other than due to death or Disability, all unvested shares of Restricted Stock held by the Participant on the date of the termination of his or her employment or membership on the Board, as applicable, shall immediately be forfeited by such Participant as of such date.

c.   Discretionary Accelerated Vesting. Notwithstanding anything contained in this Agreement to the contrary, the Committee may, in its discretion, provide that any or all unvested shares of Restricted Stock held by the Participant on the date of the Participant’s death and/or the date of the termination of the Participant’s employment or membership on the Board, as applicable, shall immediately become vested as of such date.

9. Tax Withholding. All payments or distributions of an Award made pursuant to this Agreement shall be net of any amounts required to be withheld pursuant to applicable federal, state, and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to this Agreement, it may require the Participant receiving such Common Stock to remit to it or to the Affiliate that employs such Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Affiliate employing the Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Affiliate, as the case may be, to the Participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a Participant to pay all or a portion of the federal, state, and local withholding taxes arising in connection with this Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

APPENDIX C-12

10. Legend. If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or other evidence representing any shares of Common Stock delivered to the Participant under this Agreement shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or with respect to such laws. Unless and until the shares of Common Stock delivered to the Participant under this Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), all certificates representing such shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend, or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM. THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE RESTRICTED STOCK AGREEMENT, DATED ____________, BETWEEN THE COMPANY AND THE HOLDER WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO FORFEITURE TO THE COMPANY UNDER CERTAIN CONDITIONS.

Appropriate stop transfer instructions with respect to such shares may be placed with the Company’s transfer agent.

11. Securities Act. The Participant covenants and agrees with the Company that if, with respect to any shares of Common Stock delivered to the Participant pursuant to this Agreement, there does not exist a registration statement on an appropriate form under the Securities Act, which registration statement shall have become effective and shall include, or shall be accompanied by, as applicable, a prospectus that is current with respect to the shares of Common Stock subject to this Agreement, (i) he or she takes the shares of Common Stock for his or her own account and not with a view to the resale or distribution thereof, (ii) any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a registration statement on an appropriate form under the Securities Act, which registration statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption and (iii) the certificate or other evidence of such shares shall bear a legend to the effect of the foregoing.

12. Conflicts. This Agreement is subject to all terms, conditions, limitations, and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions. In the event, however, of any conflict between the provisions of this Agreement or the Plan and the provisions of an employment or change-in-control agreement between the Company and the Participant, as applicable, the provisions of the latter shall prevail.

13. No Employment Contract. This Agreement is not a contract of employment and the terms of the Participant’s employment or membership on the Board shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company to continue the Participant’s employment or membership on the Board, and it shall not impose any obligation on the Participant’s part to remain in the employ of the Company or any of its Affiliates.

14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORD WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING PRINCIPLES OF CONFLICTS OF LAW.

15. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and constitute the same instrument.

APPENDIX C-13

IN WITNESS WHEREOF, the undersigned have executed this Restricted Stock Agreement as of the date first written above.

LIMITLESS X HOLDINGS INC.

By:
Name:	Jaspreet Mathur
Title:	CEO

ACCEPTED:

By:
Name:
Name of Participant

APPENDIX C-14